UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2016

Spark Energy, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36559	46-5453215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12140 Wickchester Lane, Suite 100
Houston, Texas 77079
(Address of Principal Executive Offices)
(Zip Code)

(713) 600-2600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 23, 2016, Spark Energy, Inc. (the “Company”) closed its previously announced acquisition (the “Acquisition”) of all of the outstanding membership interests in Major Energy Services LLC, a New York limited liability company (“MES”), Major Energy Electric Services LLC, a New York limited liability company (“MEES”), and Respond Power LLC, a New York limited liability company (“Respond” and collectively, the “Major Energy Companies”) from National Gas & Electric, LLC, a Texas limited liability company (“NG&E”). The Acquisition was made pursuant to that certain Membership Interest Purchase Agreement (the “Major Energy Purchase Agreement”), dated May 3, 2016, by and among the Company, Spark HoldCo, LLC, a Delaware limited liability company and a subsidiary of the Company (“Spark HoldCo”), Retailco, LLC, a Texas limited liability company (“Retailco”) and NG&E.

For a description of the nature and the amount of consideration, and its approval by a special committee of the Company’s board of directors, please see “Item 5. Other Information—Major Energy Membership Interest Purchase Agreement” in “Part II. Other Information,” in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, which description is incorporated in this Item 2.01 by reference.

Retailco and NG&E are owned by W. Keith Maxwell III, the Company’s Chairman of the Board and founder. W. Keith Maxwell III also controls a majority of the Company’s voting securities through the shares of Class A Common Stock he directly owns and the shares of Class A Common Stock and Class B Common Stock owned by two subsidiaries, Retailco and NuDevco Retail, LLC.

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the closing of the Acquisition, the Company and Spark HoldCo issued 2,000,000 shares of the Company’s Class B common stock (and a corresponding number of Spark HoldCo units) to Retailco. The issuance of the shares of Class B common stock and corresponding Spark HoldCo units were made in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

For a description of the exchange rights of the Class B common stock and Spark HoldCo units, please see “Note 1 — Formation and Organization — Exchange and Registration Rights” in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, which description is incorporated in this Item 3.02 by reference.

Item 7.01 Regulation FD Disclosure.

On August 23, 2016, the Company issued a press release announcing the closing of the Acquisition under the Major Energy Purchase Agreement, a copy of which is attached hereto as Exhibit 99.1 and is incorporated in this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The Company will file any financial statements required by this Item not later than 71 days after the date on which this Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The Company will file any financial statements required by this Item not later than 71 days after the date on which this Form 8-K is required to be filed.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of Spark Energy, Inc., dated August 23, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 23, 2016	SPARK ENERGY, INC.

	By:	/s/ Gil Melman
	Name:	Gil Melman
	Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Spark Energy, Inc., dated August 23, 2016.